SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               _________________


                                    Form 8-K

                                 Current Report



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                October 9, 1998
                                (Date of Report)





                              MITEK SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File No. 0-15235


           Delaware                                    87-0418827
(State or Other Jurisdiction               (IRS Employer Identification No.)
      of Incorporation)


                            10070 Carroll Canyon Road
                           San Diego, California 92131
                    (Address of Principal Executive Offices)


                                 (619) 635-5900
                          (Registrant's Telephone No.)

Item 5.  Other Events.


     Elliot Wassarman, who served as a director and as President and Chief Executive Officer to Mitek Systems, Inc. (the "Company") from January 5, 1998, resigned from his employment and said offices to pursue other interests.

     John M. Thornton has been appointed President and Chief Executive Officer of the Company.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 9, 1998                 MITEK SYSTEMS, INC.



                                        By:
                                           -----------------------------------
                                            John Thornton
                                            Chairman of the Board of Directors